[Logo: RENAISSANCE]    INDEPENDENT SALES REPRESENTATIVE APPLICATION & AGREEMENT
                          1001 S.W. GAGE BOULEVARD          tel: (913) 273-2244
                          TOPEKA, KANSAS   66604            fax: (913) 273-5599

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            Type or Print Clearly * Complete All Blanks
            Read Side Two Completely * Signature Required


APPLICANT
=========

Social Security Number (or Fed I.D.#)          Month    Day    Year

-------------------------------------          ---------------------
Applicant's Name (First)              (M.I.)              (Last)

-------------------------------------  ------  -------------------------------
Address (number and street -
         UPS does not deliver to PO Box numbers)               SALES TAX RATE

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City                                     State          Zip Code - Plus Four

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Area    Home                Area    Work               Area     Fax
Code    Phone Number        Code    Phone Number       Code     Phone Number

-----  -----------------    -----  ----------------    -----  ----------------


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SIGN
=====
A PARTICIPANT IN THIS NETWORK MARKETING PLAN HAS A RIGHT TO CANCEL AT ANY TIME, REGARDLESS OF REASON. CANCELLATION MUST BE SUBMITTED IN WRITING TO THE COMPANY AT ITS PRINCIPLE PLACE OF BUSINESS.

By signing below, I acknowledge receipt of this Agreement, terms and conditions, and the Renaissance Policies and Procedures provided to me BY MY SPONSOR. I HAVE CLOSELY READ, UNDERSTAND, AND WILLINGLY AGREE TO BE BOUND BY ALL OF THESE TERMS AND CONDITIONS. Please accept my ISR Application in accordance with all Renaissance terms and conditions on side two of this agreement.

X ____________________________________


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SPONSOR
=======

                                  Social Security Number
Sponsor's Name                       (or Fed I.D.#)          BC#

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PLACEMENT:  Automatic placement of this new ISR's Commission Volume (CV) will be on the deepest point in the weakest division of the Sponsor's organization. If the Sponsor elects to have this CV placed at a SPECIFIC POINT in the organization. COMPLETE the following section, otherwise, PLEASE LEAVE THIS SECTION BLANK, AS NO CHANGES IN PLACEMENT ARE ALLOWED.
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -
Place Sales Volume Beyond               Exact Business Center Number
This Organizational Business Center:   (include extension number and division)

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INDEPENDENT SALES REPRESENTATIVE INITIAL ORDER FORM
(No Inventory Product Purchase Is Required To Become A Renaissance Independent Sales Representative)


PRODUCTS ORDERED

____  CAREER KIT (REQUIRED)   $    40
____  SILVER PAK              $   100
____  SILVER TRI-PAK (3)      $   300
____  GOURMET PAK             $   120
____  GOURMET TRI-PAK (3)     $   360
____  FOUNDERS PAK (7 either) $______
        (includes FREE Career Kit)

(Other quantities-use form L200)
Attached Form L200 Total      $_______

       ACCELERATION CERTIFICATES: Please send me one Acceleration Certificate ----- the first time I qualify for my Gold Bonus in the Renaissance
       Compensation Program. This certificate my be used to establish one additional business center anywhere within my existing organization. FREE!

       DIAMOND BUSINESS CENTER: Please restructure one Business Center ahead of my entire organization the first time I qualify for my Diamond Bonus in the Renaissance Compensation Program. This new Business Center will be eligible for all bonuses and awards and will be restructure ahead of all of my existing organizational business. FREE!

PRODUCT TOTAL                   $_____________

Career Kit $40                  $      40.00
(includes VIDEO & AUDIO
training manual, full color
catalogs, brochures & forms)
FREE with Founders Pak Order

Shipping & Handling             $       5.00
FREE with initial Inventory
Order!

TOTAL ENCLOSED                  $_____________

____ VISA     ____ MasterCard #     ____ DISCOVER

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Print or Type Cardholder's Name:              Expiration Date:

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PERSONAL CHECK ORDERS ARE HELD FOR 10 WORKING DAYS PRIOR TO PROCESSING.  For
fastest service and CV credit, send all orders by OVERNIGHT DELIVERY with payment made by CASHIER'S CHECK, MONEY ORDER, OR CREDIT CARD.


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For Office Use Only     Rec'd by:__________     Date Rec'd:__________
                       Amt Rec'd:__________         File #:__________

          ORIGINAL - RENAISSANCE * YELLOW - SPONSOR * PINK APPLICANT

                                                               Form L100 (9/96)

                         NOTICE OF CANCELLATION

     YOU MAY CANCEL THIS TRANSACTION, WITHOUT PENALTY OR OBLIGATION, WITHIN THREE BUSINESS DAYS (ALASKA RESIDENTS FIVE DAYS) FROM THE DATE ON THE REVERSE OF THIS FORM.
     IF YOU CANCEL, ANY PROPERTY TRADED IN, ANY PAYMENTS MADE BY YOU UNDER THE CONTRACT OR SALE AND ANY NEGOTIABLE INSTRUMENT EXECUTED BY YOU WILL BE
RETURNED WITHIN 10 BUSINESS DAYS FOLLOWING RECEIPT, BY THE SELLER, OR YOUR CANCELLATION NOTICE, AND ANY SECURITY INTEREST ARISING OUT OF THE TRANSACTION WILL BE CANCELLED.
     IF YOU CANCEL, YOU MUST MAKE AVAILABLE TO THE SELLER, AT YOUR RESIDENCE, IN SUBSTANTIALLY AS GOOD CONDITION AS WHEN RECEIVED, ANY GOODS DELIVERED TO
YOU UNDER THIS CONTRACT OR SALE, OR YOU MAY, IF YOU WISH, COMPLY WITH THE INSTRUCTIONS OF THE SELLER REGARDING THE RETURN SHIPMENT OF THE GOODS AT THE SELLER'S EXPENSE AND RISK.
     IF YOU DO MAKE THE GOODS AVAILABLE TO THE SELLER AND THE SELLER DOES NOT PICK THEM UP WITHIN 20 DAYS OF THE DATE OF YOUR NOTICE OF CANCELLATION, YOU
MAY RETURN OR DISPOSE OF THE GOODS WITHOUT ANY FURTHER OBLIGATION. IF YOU
FAIL TO MAKE THE GOODS AVAILABLE TO THE SELLER, OR IF YOU AGREE TO RETURN THE GOODS TO THE SELLER AND FAIL TO DO SO, THEN YOU REMAIN LIABLE FOR PERFORMANCE OF ALL OBLIGATIONS UNDER THIS CONTRACT.
     TO CANCEL THIS TRANSACTION, MAIL OR DELIVER A SIGNED AND DATED COPY OF THIS CANCELLATION NOTICE OR ANY OTHER WRITTEN NOTICE, OR SEND A TELEGRAM, TO RENAISSANCE, INC., 1001 S.W. GAGE BOULEVARD, TOPEKA, KANSAS 66604, NOT LATER THAN MIDNIGHT OF THE THIRD DAY PAST THE FOLLOWING DATE:
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I HEREBY CANCEL THIS TRANSACTION:                        Sales Representative
                                                         must enter transaction
-------------------------------------------------        date here
Date:          Buyers Signature:
                                                         ----------------------

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        TERMS AND CONDITIONS OF THE IS R APPLICATION AND AGREEMENT

In accordance with the terms and conditions contained in this Application and Agreement, I hereby submit my Application to become an Independent Sales Representative, (hereinafter referred to as an ISR) with Renaissance, Inc. (hereinafter referred to as the Company). and hereby state and agree as follows:

 1. I am of legal age, in the state in which I reside. to enter into this Agreement. This Application and Agreement becomes effective on the date received, signed by the applicant, and accepted by the Company in its home office.
 2. Upon acceptance of this Application I understand that I will become an ISR of the Company and will be eligible to participate in the selling and distribution of the Company goods and services and receive commissions in connection with such sales in accordance with the Company's Policies and Procedures, and Compensation Plan.
 3. I understand that as an ISR I am an independent contractor; not an agent, employee, or franchisee of the Company. I further understand and agree that I will not be treated as an employee with respect to such services for federal or state tax purposes. Nor will I be treated as an employee for purposes of the Federal Unemployment Act, the Federal Insurance Contributions Act, the Social Security Act, the State Unemployment Act, or State Employment Security Act, I understand and agree to pay all applicable federal and state income taxes, self employment taxes, sales taxes, local taxes, and/or local license fees that may become due as a result of my activities under this Agreement.
 4. I understand and agree that my remuneration will consist solely of retail profits from the sales of Company goods, commissions. overrides and/or bonuses relating to the sale or other output derived from in person sales, solicitations, or orders from ultimate consumers, primarily in the home or otherwise.
 5. I understand that I am not required to make any purchase in order to become an ISR, other than a Sales Kit (optional in North Dakota and various states), which is sold at the Company's cost, which contains sales materials. not for resale. If I decide not to continue as an ISR, I may submit my written resignation and return, for refund, the Sales Kit in good and resalable condition less ten percent (10%) for handling. Doing so automatically terminates this agreement. I understand I am not required to maintain an inventory of any kind in order to become an ISR. (See the ISR Manual for additional product refund/return policies).
 6. I hereby agree to represent the Company's Compensation Plan fairly and completely, emphasizing that retail sales are a requirement, that no purchase of goods or services is required at any level, that no recruitment fee can be derived from the mere act of sponsoring other
    ISRs. and that no earnings are guaranteed from participation in the Compensation Plan. I agree that I will not make any representations about the actual. potential, or expected earnings of any ISR of the Company.
 7. I understand that as an ISR. I am not guaranteed any income, nor am I assured of any profit or success. I understand the Compensation Plan and that I can only earn commissions upon the sale of the Company's goods and services. I will be free to set my own hours, and determine the location and methods of selling, within the guidelines and requirements of this Agreement. I agree that I am responsible for my own business expenses in connection with my activities as an ISR.
 8. I further certify that neither the Company nor my sponsor have made any claims of guaranteed earnings or representations of anticipated earnings that might result from my efforts as an ISR. I understand that my success as an ISR comes from retail sales, service. and the development of a Marketing network. I understand and agree that I will make no statements, disclosures. or representations in selling the Company's goods and services or in the sponsoring of other ISRs other than those contained in approved Company literature.
 9. I hereby agree that due to the personal nature of the sponsoring of other ISRs, I will not advertise using the company name in any manner, nor will I conduct any type of public opportunity meeting, mass recruitment seminars. telemarketing recruitment campaigns, nor any other type of print, broadcast. advertisement, or other type of effort designed to recruit more than one specific ISR at any one time.
10. I hereby agree that due to the unique nature of the Company pay cycle. I must forward each customer product order and/or ISR Application to the home office within 24 hours (or the first business day) following the date of the sale or enrollment. I understand and agree that any failure on my pan to follow this policy may result in termination of my ISR status.
11. I hereby agree not to re-package or re-label the Company's goods or services nor to sell said goods or services under any other name or label. I further agree to refrain from producing, selling, and using. for the purpose of advertising. promoting or describing the Company's goods and services. Compensation Plan. or other programs. any written, recorded, other materials which have not been approved or provided by the Company.
12. In the event that I sponsor other ISRs, I agree to provide a bonafide supervisory, distributive and selling function in connection with the sale of the Company's goods and services to the ultimate consumer. I also agree to train any ISRs I may sponsor in the performance of these functions. I agree to have a continuing communication and supervision with my sales organization. I agree that all training seminars to be held in any type of open or public meeting facility must meet all of the requirements of a Company approved meeting as detailed in the ISR Training Manual.
13. I understand and agree that the Company, in order to maintain a viable marketing system, may make modifications in the Policies and Procedures, Compensation Plan, Company literature, and product prices. I further agree to be bound by such changes upon notification through official company literature.
14. CREDIT CARD ACCEPTANCE AGREEMENT: As a convenience to me in placing initial and future wholesale business purchase orders, I may supply you with my signature and my confidential credit card account information for your files exclusively for the purpose of ordering products and services for my business, including shipping and handling fees, from the Company.
    As an Independent Sales Representative with the } Company, I operate my own business and am responsible for all business decisions I made on behalf of my business. As a businessperson, I am familiar with the quality and cost of the product(s) I am ordering. or will order in the future for resale within my business. As a businessperson I understand that I am ordering all products at ISR Cost in order to use and resale such products for the purpose of generating a personal retail profit for my business. As an independent businessperson, I understand and agree that I have a merchant rather than a consumer relationship with the Company when ordering using my VISA, MasterCard, or Discover Card. I am not purchasing products under the same conditions or purposes as a retail consumer, rather, I am executing a business decision and purchase order for the purpose of generating a profit from the requested credit card transaction. As an independent businessperson, I understand and agree that I am executing a business decision and purchase order for the purpose of generating a profit from the requested credit card transaction. There is no additional charge levied to the retail customer on any order paid by credit card, however. I agree that a Five Percent (5%) merchant fee will be charged to me by the Company to any cover the additional merchant banking costs of processing each approved credit card transaction on my behalf. I am fully aware of and satisfied with the quality of products. shipping charges, and other pertinent details of such transactions with the Company and agree that should I become dissatisfied in any manner with the Company. I hereby waive my right of cancellation. refund, or billing dispute of any authorized charges placed on my personal VISA, MasterCard or Discover Card account except as according to the Policies and Procedures contained in my ISR Training Manual and this Agreement. Any orders, refunds, billing disputes, or exchanges shall be handled through the Company home office, not through VISA, MasterCard. or Discover Card. and will be handled in accordance with the Policies and Procedures contained in the Company Training Manual and supporting literature. I understand and agree that should I execute a personal business decision to order products, literature, or other items from the Company on behalf of any other person using my VISA, MasterCard, or Discover Card account. that I will be bound by the terms of this Agreement regardless of any decision or actions taken by the person I am ordering for, and agree to hold the Company harmless from any dispute I or the company may have with this person due to my business decisions or actions.
15. I understand that federal or state agencies do not approve or endorse marketing programs. Therefore, I agree that I will not represent that the Company. its products. or program, have been approved or endorsed by any governmental agency.
16. I understand that the acceptance of this Application does not constitute the sale of a franchise or a distributorship, and that there are no exclusive territories granted to anyone, and that no franchise fees have been paid, nor am I acquiring any interest in a security by the acceptance of this Agreement.
17. I understand that because of the personal nature of this Agreement, it may not be transferred or otherwise assigned without the prior written consent of the Company.
18. The term of this agreement is for one year. I understand that I must apply for and renew annually this Agreement. on the anniversary date of the acceptance of this Application. The renewal process and fees, if any, are set out in the Policies and Procedures of the Company.
19. I understand that either party to this Agreement may terminate this Agreement by giving notice to the other party in writing. This Application and Agreement is governed by the laws of the state of Nevada. and the parties agree that proper jurisdiction and venue shall be in the state and federal courts of Nevada. This Agreement shall be binding on the successors and assigns of both parties.
20. I understand and agree that this Application and Agreement, including the Company's Polices and Procedures, and Compensation Plan, incorporated herein by reference, constitute the entire agreement between the parties hereto. I have read this Agreement including the Polices and Procedures and Compensation Plan and I acknowledge receiving a copy of all documents referred to and agree to abide by and be bound by the terms contained therein.